United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 29, 1997


                                  Discas, Inc.
             (Exact name of registrant as specified in its charter)


                                        001-13207
         Delaware                       000-22827                 06-1175400
State or other jurisdiction            (Commission              (IRS Employer
     of incorporation                  File Number)          Identification No.)


                 567-1 South Leonard Street, Waterbury, CT 06708
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (203) 753-5147



         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                                  DISCAS, INC.


Item 2.   Acquisition or Disposition of Assets

          On October 29, 1997, the Company acquired the operating assets of the AKD division of Ash-Kourt Fabrics, Inc. AKD was a processor of recycled polypropylene and a supplier of raw material to the Company. The Company plans to establish a manufacturing and distribution facility in Statesville, North Carolina.

          A press release relating to this development is filed herewith as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (c)  Exhibits

               (99)  Additional Exhibits

                     (a) Press release of the registrant dated October 30, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                        DISCAS, INC.
                                                        (Registrant)



                                              By /s/ Ronald P. Pettirossi
                                                 Name:   Ronald P. Pettirossi
                                                 Title:  Chief Financial Officer


Date:  November 4, 1997